Occidental Energy Marketing, Inc. A subsidiary of Occidental Petroleum Corporation	5 Greenway Plaza, Suite 110, Houston, Texas 77046-0521 P.O. Box 27570, Houston, Texas 77227-7570 Phone 713.215.7000

CRUDE OIL CONTRACT

VIA FAX:

TO:	Reef Exploration, L.P.
Attn: Contract Management Services
Fax: (972) 994-0369
Trader: Ronald Sentz

FROM:	Occidental Energy Marketing, Inc.
5 Greenway Plaza, Suite 110
Houston, TX 77046-0521
Trader: Randy Geller

Contract date: March 13, 2008

This contract is entered into by and between Occidental Energy Marketing, Inc. (“OEMI”) and Reef Exploration, L.P. (“Counterparty”) on the Transaction Date specified below covering the crude oil transaction described below (the “Transaction”).

The terms of the particular Transaction to which this Contract relates are as follows:

OEMI Contract #	0802-REX-131637-P
Counterparty Contract #
Commodity:	Crude Oil
Transaction Date:	March 13, 2008

PART A:	OEMI Receives From Counterparty
Buyer:	OEMI
Seller:	Reef Exploration, L.P.
Delivery Period:	February 1, 2008 through February 29, 2008 and continuing month to month subject to thirty (30) day advance written notice of cancellation.
Quantity (BBLS/Day):	Equal to production from lease(s) on Exhibit “A”. Approximately 110 bpd.
Price (US$/BBL) (A):	Plains WTI + Argus P-Plus + Argus Sour Differential less lease delta on Exhibit “A”.
Crude Type:	West Texas Sour
Delivery Point/Carrier	At the lease into OET’s designated transporter’s trucks or pipeline.
(A) Pricing Terms Defined in Exhibit B.

Exchange and Buy/Sell Contracts: If this Agreement is an exchange or buy/sell contract, OEMI’s delivery of crude oil under Part B above is done only in consideration of and is contingent on OEMI’s receipt of crude oil as set forth in Part A above.

Payment: Payment shall be made by wire transfer of immediately available funds to the account set forth on Seller’s invoice. If a Master Netting Agreement is in effect between OEMI and Counterparty (a “Netting Agreement”) and such agreement covers the transactions entered into under this Agreement, payment shall be subject to the terms of the Netting Agreement. If no Netting Agreement is in effect between the parties or if the Netting Agreement is terminated in accordance with its terms, then payment shall be made in accordance with the Conoco General Provisions, Domestic Crude Oil Agreements, effective January 1, 1993.

Recording of Conversations: Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential crude oil transaction between the parties; (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel; and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any proceedings between the parties with respect to this Agreement.

Amendments: No amendments or modification to this Agreement shall be effective unless in writing and mutually agreed to by both parties hereto.

General Terms and Conditions: Conoco General Provisions, Domestic Crude Oil Agreements, effective January 1, 1993, are incorporated herein by reference and made a part hereof. To the extent of any conflict between the provisions herein and the General Provisions, the provisions herein shall govern. All invoices and notices given pursuant to this agreement shall be in writing, telex or taxed and shall be deemed delivered when received by the other party at the address specified below.

Notices: Notices and all other correspondence to the parties shall be mailed or faxed as follows:

Occidental Energy Marketing, Inc.	Reef Exploration, L.P.
P. O. Box 27570	1901 N. Central Expressway, Suite 300
Houston, Texas 77227-7570	Dallas, TX 75080
Phone: (713) 215-7703	Phone: (972) 437-6792
Fax: (713) 985-1440	Fax: (972) 994-0369

Invoices shall be mailed or faxed to the parties as follows:

Occidental Energy Marketing, Inc.	Reef Exploration, L.P.
P. O. Box 27570	1901 N. Central Expressway, Suite 300
Houston, Texas 77227-7570	Dallas, TX 75080
Phone: (713) 366-5345	Phone: (972) 437-6792
Fax: (713) 985-1377	Fax: (972) 994-0369

Entire Agreement: This fax evidences our understanding of the entire agreement between OEMI and Counterparty and shall constitute the formal contract. Please acknowledge your acceptance of and agreement to the terms stated herein by signing below as indicated, indicate your contract number in the appropriate blank above and return this agreement by fax to Sonia Escobedo (fax: 713-985-1440). Unless we receive notice of your objections within five (5) business days, we will consider this agreement as final and binding on both parties.

The parties agree that faxed documents shall be deemed admissible as primary evidence in a court of law as original or as counterparts of the original documents, each of which shall be retained by each party and available for inspection by the other party.

Regards,

Occidental Energy Marketing, Inc.		Reef Exploration, L.P.

By:		By:

Name:	Stephen J. Rafferty	Name:	H. Walt Dunagin

Title:	Vice President	Title:	E.V.P

Date:		Date:	3-25-08

EXHIBIT “A”

OEMI’s CONTRACT: 0802-REX-131637-P
Counter Party Name: Reef Exploration, L.P.
Counter Party Contract Number:
Allegro Contract Number: 131637

INTERFACE	PRODUCT	OPERATOR	LEASE NAME	LEASE EFFECTIVE DATE	CONTROLLED %	COUNTY	STATE	TRANSPORTER	DELTA	CONTRACT	PRICE INDEX

742070900000SITR	WTS	Reef Exploration, L P.	DEAN /B/ OPERATING AREA	2/1/2008	100.00000000	COCHRAN	TX	Mission Petroleum Trucks	$1.47	131637	Plains+ArgusP-ArgusWTIC/WTS

742070910000SDTR	WTS	Reef Exploration, L P.	DEAN /K/ (TR 1 DEAN /B/ OP AREA)	2/1/2008	l00.00000000	COCHRAN	TX	Mission Petroleum Trucks	$1.47	131637	Plains+ArgusP-ArgusWTIC/WTS

742070920000SITR	WTS	Reef Exploration, L P	DEAN UNIT-SPI	2/1/2008	100.00000000	COCHRAN	TX	Mission Petroleum Trucks	$1.56	131637	Plains+ArgusP-ArgusWTIC/WTS

EXHIBIT “B”

Plains WTI + Argus P-Plus + Argus Sour Differential

“Plains WTI” means Plains Marketing, L.P. monthly EDQ posted price for West Texas Intermediate deemed 40 degrees.

“Argus P-Plus” means the average of daily quotations of “Wtd Avg” differential assessment for the prompt month Postings-Plus as reported in the Argus Report for Grade Trading Days.

“Argus Sour Diff” means the average of daily quotations of the “Wtd Avg” differential assessment for prompt month WTS as reported in the Argus Report for Grade Trading Days.

“Argus” means Argus Media Ltd.

“Argus Report” means the daily Argus Americas Crude report published by Argus.

“Grade Trading Days” means for a given delivery month the trading days beginning on the 26th of the second month preceding the delivery month and ending on the 25th of the month preceding the delivery month.

Occidental Energy Marketing, Inc. A subsidiary of Occidental Petroleum Corporation	5 Greenway Plaza, Suite 110, Houston, Texas 77046-0521 P.O. Box 27570, Houston, Texas 77227-7570 Phone 713.215.7000

CRUDE OIL CONTRACT AMENDMENT No. 1

VIA FAX:

TO:	Reef Exploration, L.P.
Attn: Contract Management Services
Fax: (972) 994-0369
Trader: Ronald Sentz

FROM:	Occidental Energy Marketing, Inc.
Trader: Mark Hafner

RE:	Occidental Contract # 0802-REX-131637-P Amendment #1

This Amendment Number 1 to the Crude Oil Contract between Occidental Energy Marketing, Inc. (“OEMI”) and Reef Exploration, L.R. (“Counterparty”) dated February, 2008 (the “Contract”) is entered into as of June 24, 2008.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Parties agree that the Contract is hereby amended effective July 1, 2008 as set forth below.

Change the lease delta on the following lease(s) on the contract and Exhibit “A”:

Lease Name	Old Delta	New Delta
Dean /B/ Operating Area	$1.47	$1.87
Dean Unit. SPI	$1.56	$1.96
Dean /K/ (Tr 1 Dean /B/Op Area)	$1.47	$1.87

All other terms of the agreement are unchanged.

Agreed to and approved by:
OEMI

Mark Hafner
Director, Crude Oil Acquisitions

Agreed to and approved by:
Reef Exploration, L.P.

Exec. V.P.

EXHIBIT “A”

OEMI’s CONTRACT: 0802-REX-131637-P#1
Counter Party Name: Reef Exploration, L.P.
Counter Party Contract Number:
Allegro Contract Number: 131637

INTERFACE	PRODUCT	OPERATOR	LEASE NAME	LEASE EFFECTIVE DATE	CONTROLLED %	COUNTY	STATE	TRANSPORTER	DELTA	DELTA EFFECTIVE DATE	CONTRACT	PRICE INDEX

742070900000SITR	WTS	Reef Exploration, L P.	DEAN /B/ OPERATING AREA	2/1/2008	100.00000000	COCHRAN	TX	Mission Petroleum Trucks	$1.37	7/1/2008	131637	Plains+ArgusP-ArgusWTIC/WTS

742070910000SDTR	WTS	Reef Exploration, L P.	DEAN /K/ (TR 1 DEAN/B/OP AREA)	2/1/2008	l00.00000000	COCHRAN	TX	Mission Petroleum Trucks	$1.37	7/1/2008	131637	Plains+ArgusP-ArgusWTIC/WTS

742070920000SITR	WTS	Reef Exploration, L P	DEAN UNIT-SPI	2/1/2008	100.00000000	COCHRAN	TX	Mission Petroleum Trucks	$1.56	7/1/2008	131637	Plains+ArgusP-ArgusWTIC/WTS